Fair Value of Financial Instruments (Details) - Schedule of Black-Scholes option valuation model $ / shares in Units, $ in Thousands	6 Months Ended
Jun. 30, 2021 USD ($) $ / shares
Schedule of Black-Scholes option valuation model [Abstract]
Estimated Fair Value of Warrants (in Dollars) | $	$ 770
Exercise Price (in Dollars per share) | $ / shares	$ 11.50
Dividend Yield	0.00%
Volatility	65.00%
Risk-Free Interest Rate	0.79%
Expected Term (in Years)	4 years 7 months 6 days